                   [LETTERHEAD OF MILLER, ENGLAND & COMPANY]

                                                                  EXHIBIT 23.2




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-51927 of HCB Bancshares, Inc. on Form S-8 of our report dated September 5, 1997, (February 3, 1999, as to the effect of the restatement described in Note
1) appearing in the Annual Report on Form 10-K of HCB Bancshares, Inc. for the year ended June 30, 1998.

/s/ MILLER, ENGLAND & COMPANY

Little Rock, Arkansas
February 25, 1999